UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): May 15, 2007
BANK OF COMMERCE HOLDINGS
(Exact name of Registrant as specified in its charter)

California	0-25135	94-2823865

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1951 Churn Creek Road
Redding, California		96002

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (530) 224-3333
N/A
(Former Name or Former Address, if changed since last report)
Securities registered pursuant to Section 12(b) of the Act: None
Securities registered pursuant to Section 12(g) of the Act:
Common Stock, no par value per share
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 142-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (17 CFR 240.13e-4(c ))
Indicate the number of shares outstanding of each of the issuer’s class of common stock, as of the latest practicable date. May 14, 2007: 8,908,880

BANK OF COMMERCE HOLDINGS
BYLAWS
Item 8.01 Other Events
Amendment to Company Bylaws
The retirement age for Directors of Bank of Commerce Holdings is generally upon reaching the age of seventy-two (72) years. At the discretion of the Board of Directors terms may be extended for a period of one-year for specific business needs and to ensure good corporate governance, as amended on May 15, 2007.
Item 9.01 Exhibits
Exhibit 3.2 Bylaws, as amended May 15, 2007
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 15, 2007	Bank of Commerce Holdings

/s/ Linda J. Miles

By: Linda J. Miles
Executive Vice President & Chief Financial Officer

2